Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The Company entered into an Exchange Agreement, dated as of August 14, 2020, by and among the Company, Advanced Container Technologies, Inc., a California corporation (“ACT”), and all of the shareholders of ACT (the “Shareholders”), which was amended on September 9, 2020 (as amended, the “Exchange Agreement”). The closing under the Exchange Agreement occurred on October 9, 2020, such that the Shareholders exchanged, on a pro rata basis, all of their shares in ACT for 50,000,000 shares of the Company’s common stock (the “Exchange”). As a result of the Exchange, ACT became the wholly owned subsidiary of the Company. The Company changed its corporate name to Advanced Container Technologies, Inc. on October 3, 2020.

In the unaudited pro forma combined financial statements, the Exchange has been accounted for as an acquisition, using the acquisition method of accounting, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations”.

The unaudited pro forma combined balance sheet as of September 30, 2020, gives effect to the Exchange as if it took place on that date and combines the historical balance sheets of the Company and ACT as of September 30, 2020. The unaudited pro forma combined statements of operations for the three and nine months ended September 30, 2020, gives effect to the Exchange as if it occurred on January 1, 2020 and combines the historical results of the Company and ACT for the three and nine months ended September 30, 2020.

The unaudited pro forma combined financial statements, including the notes thereto, should be read in conjunction with separate historical consolidated financial statements of the Company and ACT. The Company’s historical audited consolidated financial statements for the years ended December 31, 2019, and 2018, are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on May 28, 2020. In addition, the Company’s unaudited consolidated financial statements for the quarter ended September 30, 2020, are included in its Quarterly Report on Form 10-Q, as filed with the SEC on November 16, 2020. ACT’s historical audited consolidated financial statements for the period from its inception on June 2, 2020, to October 9, 2020, are included as Exhibit 99.1 in this Current Report on Form 8-K.

ADVANCED CONTAINER TECHNOLOGIES, INC.

(formerly named Medtainer, Inc.)

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

AT SEPTEMBER 30, 2020

	Historical
	Advanced Container Technologies, Inc. (California corporation)	Advanced Container Technologies, Inc. (Florida corporation)	Pro Forma Combined
ASSETS

CURRENT ASSETS:
Cash	$86,431	$170,762	$257,193
Accounts receivable	-	100,803	100,803
Inventories	-	153,661	153,661
Prepaid inventories	-	12,000	12,000
Prepaid expenses	-	10,436	10,436
TOTAL CURRENT ASSETS	86,431	447,662	534,093

Property and equipment, net of accumulated depreciation of $134,364	-	59,378	59,378
Intangible assets, net of accumulated amortization of $186,928	-	1,345,072	1,345,072
Goodwill	-	1,020,314	1,020,314
Security deposits	-	8,699	8,699
TOTAL ASSETS	$86,431	$2,881,125	$2,967,556

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$150	$355,807	$355,957
Accrued interest payable	-	120,427	120,427
Payroll liabilities payable	-	223,831	223,831
Customer deposits payable	-	74,495	74,495
Convertible notes payable	-	81,172	81,172
Notes payable	-	373,959	373,959
Payroll Protection Program note payable	-	79,715	79,715
Loan payable - stockholders	-	439,602	439,602
TOTAL CURRENT LIABILITIES	150	1,749,008	1,749,158

LONG - TERM LIABILITIES
Payroll Protection Program note payable	-	57,975	57,975
Loan payable - stockholder	-	108,791	108,791
TOTAL LONG - TERM LIABILITIES:	-	166,766	166,766

TOTAL LIABILITIES	150	1,915,774	1,915,924

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	-	10	10
Common stock	86,292	10	86,302
Additional paid in capital	-	6,404,279	6,404,279
Accumulated (deficit) equity	(11)	(5,438,948)	(5,438,959)
TOTAL STOCKHOLDERS' EQUITY	86,281	965,351	1,051,632
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$86,431	$2,881,125	$2,967,556

The accompanying notes are an integral part of these financial statements.

ADVANCED CONTAINER TECHNOLOGIES, INC.

(formerly named Medtainer, Inc.)

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

	Advanced Container Technologies, Inc. (California corporation)	Advanced Container Technologies, Inc. (Florida corporation)	Pro Forma Combined
Revenues	$-	$1,521,022	$1,521,022

Cost of goods sold	-	767,133	767,133

Gross profit	-	753,889	$753,889

Operating expenses:
Operating expense	-	1,238,964	1,238,964
Total operating expenses	-	1,238,964	1,238,964

Operating loss	-	(485,075)	(485,075)

Non-operating expenses
Other income (expense)	(11)	(18,510)	(18,521)
Total non-operating expenses, net	(11)	(18,510)	(18,521)

Loss before income taxes	(11)	(503,585)	(503,596)
Income tax provision	-	-	-

Net loss	$(11)	$(503,585)	$(503,596)

Basic profit (loss) per common share		$(0.61)	$(0.61)

Diluted profit (loss) per common share		$(0.44)	$(0.44)

Basic weighted average common shares outstanding		826,121	50,826,121

Diluted weighted average common shares outstanding		1,136,047	51,136,047

The accompanying notes are an integral part of these financial statements.

ADVANCED CONTAINER TECHNOLOGIES, INC.

(formerly named Medtainer, Inc.)

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2020

(Unaudited)

	Advanced Container Technologies, Inc. (California corporation)	Advanced Container Technologies, Inc. (Florida corporation)	Pro Forma Combined
Revenues	$-	$671,853	$671,853

Cost of goods sold	-	349,087	349,087

Gross profit	-	322,766	$322,766

Operating expenses:
Operating expense	-	226,526	226,526
Total operating expenses	-	226,526	226,526

Operating profit	-	96,240	96,240

Non-operating expenses
Other income (expense)	(11)	(9,503)	(9,514)
Total non-operating expenses, net	(11)	(9,503)	(9,514)

Loss before income taxes	(11)	86,737	86,726
Income tax provision	-	-	-

Net profit (loss)	$(11)	$86,737	$86,726

Basic profit (loss) per common share		$(0.09)	$(0.61)

Diluted profit (loss) per common share		$(0.07)	$(0.44)

Basic weighted average common shares outstanding		1,001,446	51,001,446

Diluted weighted average common shares outstanding		1,308,013	51,308,013

The accompanying notes are an integral part of these financial statements

ADVANCED CONTAINER TECHNOLOGIES, INC.

(formerly named Medtainer, Inc.)

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) Description of the Transaction

Advanced Container Technologies, Inc., a Florida corporation (the “Company”) entered into an Exchange Agreement, dated as of August 14, 2020, by and among the Company, Advanced Container Technologies, Inc., a California corporation (“ACT”), and all of the shareholders of ACT (the “Shareholders”), which was amended on September 9, 2020 (as amended, the “Exchange Agreement”). The closing under the Exchange Agreement occurred on October 9, 2020, such that the Shareholders exchanged, on a pro rata basis, their shares in ACT for 50,000,000 shares of the Company’s common stock (the “Exchange”) and ACT became a wholly owned subsidiary of the company.

(2) Basis of Presentation

The Company has accounted for the Exchange using the acquisition method of accounting, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations”. Inasmuch as the assets acquired consisted solely of cash and ACT has no material liabilities, it was not necessary to use estimates or assumptions in order to assign fair value to the assets and liabilities of ACT acquired by virtue of the Exchange.

The accompanying unaudited pro forma combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X. The unaudited pro forma combined balance sheets as of September 30, 2020, were prepared using the historical balance sheets of the Company and ACT as at September 30, 2020, and give effect to the Exchange as if it occurred on September 30, 2020. The unaudited pro forma combined statements of operations for the three and nine months ended September 30, 2020, give effect to the Exchange as if it occurred on January 1, 2020, and were prepared using:

•the historical audited financial statements of ACT for the period ended October 9, 2020; and

•the historical unaudited consolidated financial statements of ACTX for the three and nine months ended September 30, 2020.

(3) Accounting Policies

During the preparation of the accompanying unaudited pro forma combined financial information, the Company was not aware of any material differences between its accounting policies and the accounting policies of ACT. However, the Company will continue to review ACT’s accounting policies. The Company does not believe that such differences would have a material impact on the accompanying unaudited pro forma combined financial information.